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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) APRIL 26, 1999.
                                                         --------------

                 NovaStar Mortgage Funding Trust, Series 1999-1
           (Issuer in respect of the NovaStar Home Equity Loan Asset-
                          Backed Bonds Series 1999-1)
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                      333-64775            51-6512366
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(State or other jurisdiction         (Commission           (IRS Employer
  of incorporation)                 File Number)       Identification No.)


                         c/o First Union National Bank,
            230 S. Tryon Street, 9th Floor, Charlotte, NC 28288-1179
            --------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (704) 383-9568
                                                   --------------

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         (Former name or former address, if changed since last report.)
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Item 5.   See the monthly statement to Bondholders attached as Exhibit 20.1 hereto reflecting the required information for the APRIL 1999 payment to the NovaStar Home Equity Loan Asset-Backed Bonds Series 1999-1.

Item 7.   Financial Statements and Exhibits.

(c) Exhibits.

Item 601 (a) of Regulation.
S-K Exhibit Number.

20.1 Monthly statement to holders of NovaStar Home Equity Loan Asset-Backed Bonds Series 1999-1 relating to the APRIL 26, 1999 Payment Date.






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                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of NovaStar Mortgage Funding Trust Series 1999-1 by the undersigned thereunto duly authorized.


Dated: MAY 5, 1999    By:         First Union National Bank, as Indenture
                                  Trustee and on behalf of NovaStar Home
                                  Mortgage Funding Trust Series 1999-1

                                  BY:  Robert Ashbaugh
                                       ---------------
                                       Vice President




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                                 EXHIBIT INDEX



20.1 Monthly statement to holders of NovaStar Home Equity Loan Asset-Backed Bonds Series 1999-1 relating to the APRIL 26, 1999 Payment Date.











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